Supplement to the
Fidelity's New York Municipal Money Market Funds
March 29, 2004
Prospectus

Shareholder Meeting. On or about May 19, 2004, a meeting of the shareholders of Fidelity® New York Municipal Money Market Fund and Spartan® New York Municipal Money Market Fund will be held to vote on various proposals. Shareholders of record on March 22, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

NYS-04-03 March 29, 2004
1.475779.119